UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2011
Date of report (Date of earliest event reported)

Arête Industries, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Colorado	33-16820-D	84-1508638
(State of Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification)

P. O. Box 141, Westminster, CO 80036
 (Address of principal executive offices, including zip code)

(303) 427-8688
 (Registrant's telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement; Item 2.01 Completion of Disposition of Assets

1.  On May 25, 2011, Arête Industries, Inc. (the “Company”) entered into a Purchase and Sale Agreement with the Tucker Family Investments, LLLP, DNR Oil & Gas, Inc. (“DNR”), and Tindall Operating Company (collectively, the “Sellers”) for the purchase of certain oil and gas operating properties in Colorado, Kansas, Wyoming, and Montana.  The purchase closed on May 25, 2011 as well.  The agreement has a base purchase price for the properties of $10 million.  In addition, the agreement includes an operation agreement for the continued operations of the purchased properties by DNR, described below.  DNR is owned by a director of the Company, Charles B. Davis.  The consideration for the purchase was determined by arms-length bargaining between management of the Company and Mr. Davis, and the Company used reports of independent engineering firms to analyze the purchase price.  Of the $10 million purchase price, $500,000 of the Company’s funds was paid by the Company and $9.5 million was financed by the Sellers pursuant to a promissory note due July 1, 2011.  The promissory note is secured by all of the purchased properties.  The Company is seeking financing to pay the note. The purchase was effective on April 1, 2011 with respect to the related revenue and expenses for the period beginning April 1, 2011. A copy of the Purchase and Sale Agreement is filed herewith as Exhibit 10.4.  The promissory note and security agreement are filed herewith as Exhibit 10.5.

2.  On May 25, 2011, the Company entered into a Contract Operator Agreement with DNR to operate all of the properties purchased pursuant to the Purchase and Sale Agreement. The contract sets forth all of the duties and services to be provided the operator of the properties. The contract also includes the fees, reimbursements, and compensation to be paid to DNR for its services. The Contract Operator Agreement is filed as Exhibit 10.6 to this Form 8-K.

Section 8.   Other Events

           Item 8.01   Other Events

On May 27, 2011, the Company issued a press release announcing the purchase of the above oil and gas properties.   A copy of this press release is attached as Exhibit 99.1 hereto, but is furnished and is not filed herewith.

Section 9.                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

Financial statements required under this Item shall be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after June 1, 2011.

(b)	Pro forma financial information.

In accordance with Item 9.01(a) (4) of Form 8-K, financial statements required under Item 1 shall be filed by amendment to this Form 8-K no later than 71 calendar days after June 1, 2011.

(c)	Exhibit No. Exhibit Title.

Exhibit 10.4                                Purchase and Sale Agreement dated May 25, 2011
Exhibit 10.5                                Note and Security Agreement effective April 1, 2011
Exhibit 10.6                                Contract Operating Agreement effective April 1, 2011
Exhibit 99.1                                Press Release dated May 31, 2011 (furnished, not filed)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARETE INDUSTRIES, INC.

Date: May 31, 2011	By:	/s/ Donald W Prosser
	Name:	Donald W Prosser
	Title:	Chairman of the Board